EXHIBT 10.2


                     REGISTRATION AND SETTLEMENT AGREEMENT


                  THIS REGISTRATION AND SETTLEMENT AGREEMENT dated as of March 31, 1995 (the "Registration Agreement") by and between ARTRA GROUP Incorporated, a Pennsylvania corporation ("ARTRA") and IBJ Schroder Bank & Trust Company, A New York banking corporation (together with its successors and assigns, the "Bank").

                  WHEREAS, ARTRA, certain of its affiliates (collectively, the "ARTRA Group") and the Bank are parties to certain notes, agreements and guarantees (hereinafter collectively referred to as the "Agreements");

                  WHEREAS, the ARTRA Group and the Bank agreed to compromise and settle the Obligations of the ARTRA Group under the Agreements (as such Obligations are defined within the Agreements) for an aggregate amount substantially less than the amounts due and owing under the Agreements pursuant to the Settlement Agreement dated as of August 18, 1994 by and among the ARTRA Group and the Bank (the "Settlement Agreement");

                  WHEREAS, upon the request of the ARTRA Group, the Bank agreed to again forbear from enforcing its rights and remedies under each of the Agreements and other related documents pursuant to that certain Amended Settlement Agreement dated December 23, 1994 (the "Amended Settlement Agreement");

                  WHEREAS, pursuant to the Amended Settlement Agreement, ARTRA agreed to register the 100,000 shares of ARTRA stock held in the name of the Bank (as defined in the Settlement Agreement, the "ARTRA Shares") in connection with the Settlement Agreement;

                  WHEREAS, pursuant to the Amended Settlement Agreement, the ARTRA Group agreed to pay to the Bank an additional Seven Hundred Fifty Thousand Dollars ($750,000.00), plus interest at the rate of 12% per annum (calculated on a 360 day year), no later than March 31, 1995;

                  WHEREAS, ARTRA and the Bank desire to discharge any further financial obligations owed by the ARTRA Group to the Bank under the Agreements, the Settlement Agreement, the Amended Settlement Agreement and all other related documents;

                  WHEREAS, ARTRA and the Bank desire that ARTRA provide registration for the ARTRA Shares, and to cause such shares to be freely tradable without restriction of any kind in accordance with Section 2.3(b) of the Amended Settlement Agreement.

                  NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the undersigned hereby agree as follows:

                  1. Registration of ARTRA Shares. On or before July 31, 1995, ARTRA shall cause the ARTRA Shares to be registered and approved by all necessary authorities and agencies to enable all such shares to be freely tradable and without restriction of any kind. ARTRA shall bear all costs and expenses arising out of or relating to the registration and issuance of the ARTRA Shares. The Bank shall have no liability of any kind, nature or description concerning preparation, filing or dissemination of the necessary documents or for the contents thereof. Within 5 days of registration of the ARTRA Shares, ARTRA shall forward to the Bank $10,000.00 in readily available funds as reimbursement for costs, fees and expenses incurred by the Bank in connection with this Registration Agreement and the Assignment Agreement among ARTRA, The Lori Corporation, Lawrence Jewelry Co., Lawrence Jewelry Corp., New Dimensions Accessories, Ltd., Rosecraft, Inc., Fill-Mor Holding, Inc., Alexander Verde and the Bank, executed concurrently with this Registration Agreement. ARTRA shall promptly provide to the Bank any and all amendments to the Form S-1 and any and all correspondence between ARTRA and the Securities and Exchange Commission relating to the Form S-1;

                  2. ARTRA Shares Put. In the event the ARTRA Shares are not registered by July 31, 1995 as contemplated in Paragraph 1 above, the Bank, at its sole option, shall have the right to require ARTRA to purchase the ARTRA Shares on July 31, 1995 or at any time thereafter at the discretion of the Bank for an exercise price equal to $500,000.00 (the "ARTRA Shares Put"). The ARTRA Shares Put shall be exercised upon issuance by the Bank of written demand for payment ("Written Demand"). ARTRA will deliver readily available funds on the third business day after receipt of the Bank's Written Demand. Promptly following receipt by the Bank of payment in full by ARTRA of the amount required to be paid under this ARTRA Shares Put, the Bank shall deliver the ARTRA Shares to ARTRA. Prior to the Bank's execution of the ARTRA Shares Put, nothing in this Paragraph 2 or otherwise precludes the Bank from selling all or any of the ARTRA Shares at any time before or after July 31, 1995, to any person that the Bank, in the sole exercise of its discretion and judgment, deems to be an appropriate purchaser for an appropriate price. There shall no restrictions on the Bank's ability to market or sell the ARTRA shares.

                  3. Confession of Judgment. If for any reason ARTRA fails to perform its obligations under the ARTRA Shares Put, ARTRA hereby unconditionally and irrevocably authorizes any attorney of any court of record to (a) appear for it in such court, in term time or vacation, at any time after the date hereof,
(b) confess a judgment against ARTRA, without process or notice to ARTRA, in favor of the Bank for $500,000.00, plus interest of $5,000.00, and reasonable costs of collection, including attorney's fees, of $5,000.00 plus disbursements,
(c) waive and release all errors which may intervene in any such proceedings and consent to immediate execution upon such judgment. By execution of this Registration Agreement, ARTRA hereby ratifies and confirms all that said attorney may do pursuant to the provisions of the previous sentences. Notwithstanding the fact that the Complaint for enforcement of the Confession of Judgment has not been executed concurrently with execution of the Confession of Judgment, ARTRA waives any and all and releases all defenses, claims, set-offs or counterclaims whatsoever it may have to enforcement of the Confession of Judgment or the Registration Agreement and will not seek to open, appeal or dispute the Confession of Judgment pursuant to Illinois Supreme Court Rule 276 or otherwise. ARTRA agrees that concurrently with the execution of this Registration Agreement, its attorney will execute a Confession of Judgment in the form substantially the same as Exhibit "A" attached hereto and made a part hereof (the "Confession of Judgment"). ARTRA agrees that it shall not in any way defend against the Bank's enforcement of the Confession of Judgment. ARTRA further agrees to execute and deliver to the Bank immediately upon the Bank's request any further documents as may be necessary to effectuate and enforce the Confession of Judgment. ARTRA hereby irrevocably grants the Bank power of attorney, coupled with an interest, to take all such action and perform all such acts in ARTRA's name and in its behalf as ARTRA's attorney that the Bank may deem necessary or advisable in its sole discretion, fully to all intents and purposes as ARTRA might or could do if personally present, enforce the Confession of Judgment, including, but not limited to, the Confession of Judgment and duplicates thereof.

                  4. This Agreement shall be binding upon, and shall inure to the benefit of, ARTRA, the Bank and their respective successors and assigns.

                  5. Representations and Warranties of ARTRA. ARTRA hereby represents and warrants to the Bank:

                  (a) ARTRA has all requisite power and authority to execute and deliver, and to perform all of their obligations under this Registration Agreement and all instruments and other documents executed and delivered by ARTRA in connection herewith.

                  (b) The execution, delivery and performance by ARTRA of this Registration Agreement, Confession of Judgment and all other instruments and documents executed and delivered by ARTRA in connection herewith have been duly authorized and do not and will not (i) require any consent or approval of ARTRA's partners or shareholders, as the case may be, which have not been obtained, (ii) violate any law, rule, regulation, order, writ or judgment presently in effect having applicability to ARTRA or any provision of (x) any partnership agreement to which ARTRA is a party or (y) ARTRA's charter or bylaws, (iii) result in a breach or constitute a default under any indenture or loan or credit agreement or other material agreement to which ARTRA is a party or by which it is bound or (iv) require any authorizations, consents or approvals with any court or governmental department.

                  (c) This Registration Agreement and Confession of Judgment, and all other instruments and documents executed and delivered by ARTRA in connection herewith, constitute legal, valid and binding obligations of ARTRA and are enforceable against ARTRA in accordance with their respective terms.

                  6. Assignments. The Bank shall have the right to sell, assign, transfer or participate the Retained Rights without the consent of Verde, the Borrowers, Fill-Mor or ARTRA.

                  7.  Governing  Law.  This  Registration   Agreement  shall  be
governed by and interpreted in accordance with the laws of the State of New York without regard to conflicts of law principles.

                  8. Entire Agreement. This Registration Agreement, the Confession of Judgment and the other documents executed in connection herewith set forth the entire agreement and understanding of the parties hereto, and supersede all prior agreements and understandings between the parties hereto with respect to the transactions contemplated hereby. This Registration Agreement shall be binding on, and inure to the benefit of, the parties hereto and their successors and assigns.

                  9. Modifications. This Registration Agreement may not be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                  10. Notices. All notices between parties shall be in writing and shall be served either personally, by certified mail, by overnight courier service, or by telecopy.

                           All notices to the Bank shall be given at:

                                    IBJ Schroder Bank & Trust Co.
                                    One State Street
                                    New York, NY  10004
                                    Attention:  Daniel Casher

                           With a copy to:

                                    Dewey Ballantine
                                    1301 Avenue of the Americas
                                    New York, NY 10019
                                    Attention:  Richard S. Miller, Esq.

                           All notices to ARTRA shall be given at:

                                    ARTRA Group, Inc.
                                    500 N. Central Ave.
                                    Northfield, IL 60093

                           With a copy to:

                                    Kwiatt, Silverman & Ruben, Ltd.
                                    500 N. Central Ave.
                                    Northfield, IL 60093
                                    Attention:  Philip E. Ruben, Esq.

                  All such notices or communication shall be deemed to have been given on (i) the date received if delivered personally or by courier, (ii) the date of transmission if transmitted by telecopy (if legible and complete upon receipt), or (iii) three (3) business days after the date of posting if transmitted by mail. Any party hereto may change the address to which notice or other communications to it are to be delivered or mailed by written notice to the other parties hereto.

11. Severability. If any provision of this Registration Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Registration Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  12. Counterparts. This Registration Agreement may be executed in counterparts each of which when so executed shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                  13. Jurisdiction; Immunities; Waiver of Jury Trial. ARTRA hereby irrevocably submits to the jurisdiction of any New York State or United States Federal Court sitting in the Southern District of New York over any action or proceeding arising out of or relating to this Registration Agreement. ARTRA hereby irrevocably agrees that all claims in respect of such actions or proceedings may be heard and determined in such New York State or Federal court. ARTRA irrevocably designates and appoints CT Corporation as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by ARTRA to be effective and binding service in every respect. A copy of any such process so served shall be mailed by certified mail, return receipt requested, to ARTRA at the address specified in Paragraph 9 above. ARTRA agrees that a final judgment in any such action or proceeding (for which all appeal periods have expired) shall be conclusive and may be enforced in any jurisdiction by suit on the judgment or in any other manner provided by law. ARTRA further waives any objection to venue in such state on the basis of forum non conveniens. ARTRA further agrees that any action or proceeding brought against the Bank arising out of or relating to the Registration Agreement and any obligation, guarantee, or undertaking issued in connection therewith shall be brought only in New York State or United States Federal Court sitting in the Southern District of New York.

                  Nothing in this paragraph 12 shall affect (i) the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to bring any action or proceeding against ARTRA or any of its respective properties in the courts of any other jurisdictions; (ii) the rights previously agreed to in any preexisting agreement, guarantee or pledge executed by any of ARTRA with or in favor of the Bank regarding the subject matter of this paragraph 12; or (iii) the acknowledgments, waivers of defenses and releases issued by ARTRA in favor of the Bank and the agreement of ARTRA to turnover to and give peaceful possession of the collateral now or previously granted to the Bank.

                  To the extent that ARTRA has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, ARTRA hereby irrevocably waives such immunity in respect of its obligations, undertaking and guarantees entered into under or in connection with this Registration Agreement.

                  ARTRA, WITH THE ADVICE OF COUNSEL, WAIVES ITS RIGHT TO A JURY TRIAL IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REGISTRATION AGREEMENT OR THE CONFESSION OF JUDGMENT.









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


                  IN  WITNESS   WHEREOF,   the  parties   have   executed   this
Registration and Settlement Agreement as of the date first above written.

                            ARTRA GROUP INCORPORATED



                                                     By:
                             Name: Peter R. Harvey
                                Title: President
                             An Authorized Officer
                             Executed in Northfield, Illinois

Sworn to before me this
7th day of April, 1995



         Notary Public


                           IBJ SCHRODER BANK & TRUST
COMPANY


                       By:
                              Name: Daniel Casher
                             Title: Vice President
                             An Authorized Officer
                         Executed in New York, New York

Sworn to before me this
7th day of April, 1995



         Notary Public